EX-33.8
(logo) TORCHLIGHT
INVESTORS
TORCHLIGHT LOAN SERVICES

Certification Regarding Compliance with Applicable Servicing Criteria on SEC Regulation AB

1. Torchlight Loan Services, LLC (the "Company") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ended December 31, 2013 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include commercial mortgage-backed securities transactions that were issued on or after January 1, 2006 and that were registered with the SEC pursuant to the Securities Act of 1933, for which the Company acted as special servicer (the "Platform");

2. The commercial mortgage-backed securities transactions covered by this Platform, for the 12-month period ended December 31, 2013 are included in Appendix B hereto;

3. Except as set forth in paragraph 4 below, the Company used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to the Company based on the activities it performs, directly or through its Vendors, with respect to the Platform;

5. The Company has complied, in all material respects, with the applicable servicing criteria as of December 31, 2013 and for the Reporting Period with respect to the Platform taken as a whole; and

6. CohnReznick LLP, an independent registered public accounting firm, has issued an attestation report on the Company's assessment of compliance with the applicable servicing criteria for the Reporting Period.


MARCH 13, 2014

Torchlight Loan Services, LLC

By:/s/ Jacob Baron
Name: Jacob Baron
Title: Authorized Signatory


230 Park Avenue New York, New York 10169
T 212.488.3653 F 646.253.9753
E jbaron@torchlightinvestors.com
  www.torchlightinvestors.com

5


(page)


Appendix A


                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
                             SERVICING CRITERIA                           SERVICING CRITERIA                 CRITERIA

                                                                                                                      NOT performed
                                                                                 Performed          Performed by      by Torchlight
                                                                                 by Vendor(s)       subservicer(s)    Loan Services
                                                                                 for which          or vendor(s) for  or by
                                                                 Performed       Torchlight         which Torchlight  subservicer(s)
                                                                 Directly        Loan Services      Loan Services     or vendor(s)
                                                                 by Torchlight   is the             is NOT the        retained by
                                                                 Loan            Responsible        Responsible       Torchlight
                                                                 Services        Party              Party             Loan Services
Reference          Criteria
                   General Servicing Considerations

                   Policies and procedures are instituted        X
                   to monitor any performance or other
                   triggers and events of default in
                   accordance with the transaction
1122(d)(1)(i)      agreements.

                   If any material servicing activities          X
                   are outsourced to third parties, policies
                   and procedures are instituted to monitor
                   the third party's performance and
                   compliance with such servicing
1122(d)(1)(ii)     activities.


                   Any requirements in the transaction                                                                X
                   agreements to maintain a back-up servicer
1122(d)(1)(iii)    for the pool assets are maintained.

                   A fidelity bond and errors and                X
                   omissions policy is in effect on the
                   party participating in the servicing
                   function throughout the reporting period
                   in the amount of coverage required by and
                   otherwise in accordance with the terms of
1122(d)(1)(iv)     the transaction agreements.

                   Cash Collection and Administration

                   Payments on [pool assets] are deposited       X
                   into the appropriate custodial bank
                   accounts and related bank clearing
                   accounts no more than two business days
                   following receipt, or such other number
                   of days specified in the transaction
1122(d)(2)(i)      agreements.

                   Disbursements made via wire transfer on       X
                   behalf of an obligor or to investor are
1122(d)(2)(ii)     made only by authorized personnel.

                   Advances of funds or guarantees               X
                   regarding collections, cash flows or
                   distributions, and any interest or other
                   fees charged for such advances, are made,
                   reviewed and approved as specified in
1122(d)(2)(iii)    the transaction agreements.

                   The related accounts for the                  X
                   transaction, such as cash reserve
                   accounts or accounts established as a
                   form of overcollateralization, are
                   separately maintained (e.g., with respect
1122(d)(2)(iv)     to commingling of



4


(page)


Appendix A


                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
                             SERVICING CRITERIA                           SERVICING CRITERIA                 CRITERIA

                                                                                                                      NOT performed
                                                                                 Performed          Performed by      by Torchlight
                                                                                 by Vendor(s)       subservicer(s)    Loan Services
                                                                                 for which          or vendor(s) for  or by
                                                                 Performed       Torchlight         which Torchlight  subservicer(s)
                                                                 Directly        Loan Services      Loan Services     or vendor(s)
                                                                 by Torchlight   is the             is NOT the        retained by
                                                                 Loan            Responsible        Responsible       Torchlight
                                                                 Services        Party              Party             Loan Services
Reference          Criteria

                   cash) as set forth in
                   the transaction agreements.

                   Each custodial account is maintained at       X
                   a federally insured depository
                   institution as set forth in the
                   transaction agreements. For purposes of
                   this criterion, "federally insured
                   depository institution" with respect to a
                   foreign financial institution means a
                   foreign financial institution that meets
                   the requirements of Rule 13k-1(b)(1)
1122(d)(2)(v)      of the Securities Exchange Act.

                   Unissued checks are safeguarded so as                                                              X
1122(d)(2)(vi)^i   to prevent unauthorized access.

                   Reconciliations are prepared on a             X
                   monthly basis for all asset-backed
                   securities related bank accounts,
                   including custodial accounts and related
                   bank clearing accounts. These
                   reconciliations are (A) mathematically
                   accurate; (B) prepared within 30
                   calendar days after the bank statement
                   cutoff date, or such other number of days
                   specified in the transaction agreements;
                   (C) reviewed and approved by someone
                   other than the person who prepared the
                   reconciliation; and (D) contain
                   explanations for reconciling items.
                   These reconciling items are resolved
                   within 90 calendar days of their original
                   identification, or such other number of
                   days specified in the transaction
1122(d)(2)(vii)    agreements.

                   Investor Remittances and Reporting

                   Reports to investors, including those
                   to be filed with the Commission, are
                   maintained in accordance with the
                   transaction agreements and applicable
                   Commission requirements. Specifically,
1122(d)(3)(i)      such reports:

                   are prepared in accordance with               X
                   timeframes and other terms set forth in
1122(d)(3)(i)(A)   the transaction agreements;



5


(page)


Appendix A


                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
                             SERVICING CRITERIA                           SERVICING CRITERIA                 CRITERIA

                                                                                                                      NOT performed
                                                                                 Performed          Performed by      by Torchlight
                                                                                 by Vendor(s)       subservicer(s)    Loan Services
                                                                                 for which          or vendor(s) for  or by
                                                                 Performed       Torchlight         which Torchlight  subservicer(s)
                                                                 Directly        Loan Services      Loan Services     or vendor(s)
                                                                 by Torchlight   is the             is NOT the        retained by
                                                                 Loan            Responsible        Responsible       Torchlight
                                                                 Services        Party              Party             Loan Services
Reference          Criteria

                   provide information calculated in             X
                   accordance with the terms specified in
1122(d)(3)(i)(B)   the transaction agreements;

                   are filed with the Commission as                                                                   X
1122(d)(3)(i)(C)   required by its rules and regulations;

                   agree with the investors' or trustee's                                                             X
                   records as to the total unpaid principal
                   balance and number of pool assets
1122(d)(3)(i)(D)   serviced by the Servicer.

                   Amounts due to investors are allocated                                                             X
                   and remitted in accordance with
                   timeframes, distribution priority and
                   other terms set forth in the transaction
1122(d)(3)(ii)     agreements.

                   Disbursements made to an investor are                                                              X
                   posted within two business days to the
                   Servicer's investor records, or such other
                   number of days specified in the transaction
1122(d)(3)(iii)    agreements.

                   Amounts remitted to investors per the                                                              X
                   investor reports agree with cancelled
                   checks, or other form of payment, or
1122(d)(3)(iv)     custodial bank statements.

                   Pool Asset Administration

                   Collateral or security on [pool assets]       X
                   is maintained as required by the
                   transaction agreements or related
1122(d)(4)(i)      mortgage loan documents.

                   [pool asset] and related documents are        X
                   safeguarded as required by the
1122(d)(4)(ii)     transaction agreements

                   Any additions, removals or substitutions      X
                   to the asset pool are made, reviewed
                   and approved in accordance with
                   any conditions or requirements in the
1122(d)(4)(iii)    transaction agreements.

                   Payments on pool assets, including any                                                             X
                   payoffs, made in accordance with related
                   pool asset documents are posted to the
                   Servicer's obligor records maintained no
                   more than two business days after
1122(d)(4)(iv)^ii  receipt, or



6


(page)


Appendix A


                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
                             SERVICING CRITERIA                           SERVICING CRITERIA                 CRITERIA

                                                                                                                      NOT performed
                                                                                 Performed          Performed by      by Torchlight
                                                                                 by Vendor(s)       subservicer(s)    Loan Services
                                                                                 for which          or vendor(s) for  or by
                                                                 Performed       Torchlight         which Torchlight  subservicer(s)
                                                                 Directly        Loan Services      Loan Services     or vendor(s)
                                                                 by Torchlight   is the             is NOT the        retained by
                                                                 Loan            Responsible        Responsible       Torchlight
                                                                 Services        Party              Party             Loan Services
Reference          Criteria

                   such other number of days
                   specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

                   The Servicer's records regarding the                                                               X
                   pool assets agree with the Servicer's
                   records with respect to an obligor's
1122(d)(4)(v)      unpaid principal balance.

                   Changes with respect to the terms or          X
                   status of an obligor's pool assets (e.g.,
                   loan modifications or re-agings)
                   are made, reviewed and approved
                   by authorized personnel in accordance
                   with the transaction agreements and
1122(d)(4)(vi)     related pool asset documents.

                   Loss mitigation or recovery actions           X
                   (e.g., forbearance plans, modifications
                   and deeds in lieu of foreclosure,
                   foreclosures and repossessions, as
                   applicable) are initiated, conducted and
                   concluded in accordance with the
                   timeframes or other requirements
                   established by the transaction
1122(d)(4)(vii)    agreements.

                   Records documenting collection efforts        X
                   are maintained during the period a pool
                   asset is delinquent in accordance with
                   the transaction agreements. Such records
                   are maintained on at least a monthly
                   basis, or such other period specified in
                   the transaction agreements, and describe
                   the entity's activities in monitoring
                   delinquent pool assets including, for
                   example, phone calls, letters and payment
                   rescheduling plans in cases where
                   delinquency is deemed temporary (e.g.,
1122(d)(4)(viii)   illness or unemployment).

                   Adjustments to interest rates or rates                                                             X
                   of return for pool assets with variable
                   rates are computed based on the related
1122(d)(4)(ix)     pool asset documents.



7


(page)


Appendix A


                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
                             SERVICING CRITERIA                           SERVICING CRITERIA                 CRITERIA

                                                                                                                      NOT performed
                                                                                 Performed          Performed by      by Torchlight
                                                                                 by Vendor(s)       subservicer(s)    Loan Services
                                                                                 for which          or vendor(s) for  or by
                                                                 Performed       Torchlight         which Torchlight  subservicer(s)
                                                                 Directly        Loan Services      Loan Services     or vendor(s)
                                                                 by Torchlight   is the             is NOT the        retained by
                                                                 Loan            Responsible        Responsible       Torchlight
                                                                 Services        Party              Party             Loan Services
Reference          Criteria

                   Regarding any funds held in trust for                                                              X
                   an obligor (such as escrow accounts): (A)
                   such funds are analyzed, in accordance
                   with the obligor's [pool asset] documents,
                   on at least an annual basis, or such
                   other period specified in the transaction
                   agreements; (B) interest on such funds is
                   paid, or credited, to obligors in
                   accordance with applicable pool asset
                   documents and state laws; and (C) such
                   funds are returned to the obligor within
                   30 calendar days of full repayment of the
                   related pool assets, or such other number
                   of days specified in the transaction
1122(d)(4)(x)      agreements.

                   Payments made on behalf of an obligor                                                              X
                   (such as tax or insurance payments) are
                   made on or before the related penalty or
                   expiration dates, as indicated on the
                   appropriate bills or notices for such
                   payments, provided that such support has
                   been received by the servicer at least 30
                   calendar days prior to these dates, or
                   such other number of days specified in
1122(d)(4)(xi)     the transaction agreements.

                   Any late payment penalties in                                                                      X
                   connection with any payment to be made on
                   behalf of an obligor are paid from the
                   Servicer's funds and not charged to the
                   obligor, unless the late payment was due
1122(d)(4)(xii)    to the obligor's error or omission.

                   Disbursements made on behalf of an                                                                 X
                   obligor are posted within two business
                   days to the obligor's records maintained
                   by the Servicer, or such other number of
                   days specified in the transaction
1122(d)(4)(xiii)   agreements.

                   Delinquencies, charge-offs, and                                                                    X
                   uncollectible accounts are recognized and
                   recorded in accordance with the
1122(d)(4)(xiv)    transaction agreements.

                   Any external enhancement or other                                                                  X
                   support, identified in Item
                   1114(a)(1) through (3) or Item 1115 of
                   Regulation AB, is maintained as set
1122(d)(4)(xv)     forth in the transaction agreements.


8


(page)


Appendix A


^i This criterion is applicable but the Asserting Party does not keep unissued checks.

^ii This criterion is not applicable as the Asserting Party does not routinely accept or process payments directly.


9


(page)


Appendix B


Transaction ID        Transaction (Full Name)                              Certification Restrictions (if any)


BACM 2004-5           Banc of America Commercial Mortgage Inc.             None
                      Commercial Mortgage Pass-Through
                      Certificates,
                      Series 2004-5

BACM 2006-1           Banc of America Commercial Mortgage Inc.             Certification is restricted to
                      Commercial Mortgage Pass-Through                     that period which Torchlight
                      Certificates,                                        served as Special Servicer,
                      Series 2006-1                                        from October 4, 2013 to
                                                                           December 31, 2013.
                                                                           Certification excludes the
                                                                           Torre Mayor Whole Loan and
                                                                           the KinderCare Portfolio
                                                                           Whole Loan.  Certification also
                                                                           excludes the assets known as
                                                                           Plazas of Broadview
                                                                           (Prospectus ID 40), Asbury
                                                                           Plaza (Prospectus ID 31), and
                                                                           Best Buy - Erie, PA (Prospectus ID 75).

BSCMS 2006-           Bear Stearns Commercial Mortgage                     Certification is restricted to
PWR14                 Securities Inc                                       that period which Torchlight
                      Commercial Mortgage Pass-Through                     served as Special Servicer,
                      Certificates,                                        from January 1, 2013 to
                      Series 2006-PWR14                                    September 26, 2013
                                                                           Certification excludes the
                                                                           South Bay Galleria Loan Group

BSCMS 2007-           Bear Stearns Commercial Mortgage                     Certification is restricted to
PW16                  Securities Inc                                       that period which Torchlight
                      Commercial Mortgage Pass-Through                     served as Special Servicer,
                      Series 2006-PWR16                                    from November 7, 2013 to
                                                                           December 31, 2013.
                                                                           Certification excludes the
                                                                           Beacon Seattle & DC Portfolio
                                                                           Pooled Mortgage Loan and
                                                                           the assets known as PGA
                                                                           Design Center (Prospectus ID
                                                                           21), Kailua Self Storage
                                                                           (Prospectus ID 55), and Kona
                                                                           Self Storage (Prospectus ID
                                                                           56).

CGCMT 2004-C2        Citigroup Commercial Mortgage Securities,             None
                     Inc.
                     Commercial Mortgage Pass-Through
                     Certificates,
                     Series 2004-C2

10


(page)


Appendix B


Transaction ID        Transaction (Full Name)                              Certification Restrictions (if any)


COMM 2012-            COMM 2012-CCRE4 Commercial Mortgage                  Certification excludes the
CCRE4                 Pass-Through Certificates                            Emerald Square Mall Loan
                                                                           Combination.

CSMC 2007-            Credit Suisse Commercial Mortgage Trust              Certification excludes the 599
C2                    Commercial Mortgage Pass-Through Certificates,       Lexington Avenue Whole Loan.
                      Series 2007-C2

CSMC 2007-            Credit Suisse Commercial Mortgage Trust              Certification excludes the
C4                    Commercial Mortgage Pass-Through Certificates,       Group D Loans (also known as
                      Series 2007-C4                                       the Original NCB Mortgage
                                                                           Loans).

GECMC 2007-           GE Commercial Mortgage Corporation                   Certification excludes the 666
C1                    Commercial Mortgage Pass-Through Certificates,       Fifth Avenue Whole Loan, the
                      Series 2007-C1                                       Americold Portfolio Whole
                                                                           Loan, the Clarion LaGuardia
                                                                           Airport Hotel Whole Loan, the
                                                                           Four Seasons Whole Loan, the
                                                                           Mall of America Whole Loan,
                                                                           and the Skyline Portfolio Whole
                                                                           Loan.

GSMS 2006-            GS Mortgage Securities Corporation II                Certification excludes the
GG6                   Commercial Mortgage Pass-Through Certificates,       Shaner Hotel Portfolio Whole
                      Series 2006-GG6                                      Loan, and the JQH Hotel
                                                                           Portfolio B3 Whole Loan.

GSMS 2011-            GS Mortgage Securities Trust 2011-GC5                None
GC5                   Commercial Mortgage Pass-Through Certificates,
                      Series 2011-GC5

JPMCC 2006-           J.P. Morgan Chase Commercial Mortgage                 Certification is restricted to that
LDP6                  Securities Trust 2006-LDP6                            period which Torchlight served
                      Commercial Mortgage Pass-Through Certificates,        as Special Servicer, from
                      Series 2006-LDP6                                      October 8, 2013 to December
                                                                            31, 2013.

JPMCC 2011-           J.P. Morgan Chase Commercial Mortgage                 None
C4                    Securities Trust 2011-C4
                      Commercial Mortgage Pass-Through Certificates,
                      Series 2011-C4

JPMCC 2011-           J.P. Morgan Chase Commercial Mortgage                 None
C5                    Securities Trust 2011-C5
                      Commercial Mortgage Pass-Through Certificates,
                      Series 2011-C5


11


(page)


Appendix B


Transaction ID        Transaction (Full Name)                              Certification Restrictions (if any)

LBFRC 2006-           Lehman Brothers Floating Rate Commercial             Certification is restricted to the
LLF C5                Mortgage Trust 2006-LLF C5                           Walt Disney World Swan &
                      Commercial Mortgage Pass-Through Certificates        Dolphin Mortgage Loans only,
                      Series 2006-LLF C5                                   and only for that period which
                                                                           Torchlight served as Special
                                                                           Servicer, from July 26, 2013 to
                                                                           September 9, 2013, when the
                                                                           Loan was paid off in full. The
                                                                           Loan was never transferred to
                                                                           Torchlight.

MLCFC 2006-3          ML-CFC Commercial Mortgage Trust 2006-3              None
                      Commercial Mortgage Pass-Through Certificates,
                      Series 2006-3

MSC 2007-             MORGAN STANLEY CAPITAL I INC.,                       Certification is restricted to that
HQ13                  COMMERCIAL MORTGAGE PASS-THROUGH                     period which Torchlight served
                      CERTIFICATES, SERIES 2007-HQ13                       as Special Servicer, from April
                                                                           1, 2013 to December 31, 2013.

WFRBS 2012-           WFRBS Commercial Mortgage Trust 2012-C7              NONE
C7                    Commercial Mortgage Pass-Through Certificates,
                      Series 2012-C7


12